Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
January 26, 2021	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Fourth Quarter Results,

Quarterly Cash Dividend, and Stock Repurchase Plan

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended December 31, 2020. The Company reported net income of $11.55 million, or $0.65 per diluted common share, for the quarter ended December 31, 2020, which was an increase of $0.04, or 6.56%, over the same quarter of 2019. Net income was $35.93 million, or $2.02 per diluted common share, for the twelve months ended December 31, 2020, which represents a 17.89% decrease in per share diluted earnings compared to the same period of 2019.

The Company also declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share. The quarterly dividend is payable to common shareholders of record on February 5, 2021, and is expected to be paid on or about February 19, 2021. The current year is the 11th consecutive year of regular dividend increases and the 36th consecutive year of regular dividends to common shareholders.

Additionally, today the Board of Directors authorized the repurchase of up to 2.4 million shares of the Company's outstanding common stock through January 26, 2024.  Repurchases may be made through open market purchases or in privately negotiated transactions at prevailing market prices.  The actual means and timing of any purchases, target number of shares and range of prices under the program will be determined by management in its discretion and will depend on a number of factors, including the market price of the shares, general market and economic conditions, share issuances under equity plans, and applicable legal requirements and other conditions.

Fourth Quarter 2020 and Current Highlights

●	General
o	The Company booked $63.56 million of new residential mortgage loans during the fourth quarter and the pipeline remains strong at $38.15 million at January 25, 2021.
o	As of December 31, 2020, $3.94 million, or 6.46%, of the Company’s Paycheck Protection Program loan balances had been forgiven by the SBA.
o	As of December 31, 2020, current commercial and consumer COVID-19 loan deferrals stand at $26.54 million and $5.72 million, respectively, down significantly from $436.11 million at June 30, 2020.
o

On December 31, 2020, the Company closed two branches located in Abingdon, Virginia, acquired in the Highlands Union Bank transaction last year.  The Company will continue to serve its customers in the important Abingdon market through two strategically placed branches, including its recently upgraded and remodeled Main Street branch, significantly improving efficiency while maintaining first-rate market presence.

●	Income Statement
o	Return on average assets remained strong at 1.54% for the fourth quarter and 1.24% for the twelve-month period.
o

Net interest margin decreased 29 basis points to 4.18% compared to the same quarter of 2019. Net interest margin decreased 30 basis points to 4.29% for the full year 2020 compared to 2019. Both period decreases are reflective of the current historic low interest rate environment partially offset by an increase in accelerated accretion of $3.73 million for the quarter and $6.23 million for the year.

o	Fourth quarter earnings reflect a loan loss provision of $634 thousand, an increase of $543 thousand over fourth quarter of 2019.

●	Balance Sheet
o	Interest-free deposits grew $144.93 million during 2020, and total deposits grew $216.34 million, or 9.29%, during 2020.
o	Book value per share at December 31, 2020, was $24.08, an increase of $0.75 during the year.
o	As of December 31, 2020, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 50 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2020. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.18 billion in combined assets as of December 31, 2020. The Company reported consolidated assets of $3.01 billion as of December 31, 2020. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except share and per share data)	2020	2020	2020	2020	2019	2020	2019
Interest income
Interest and fees on loans	$28,101	$27,297	$26,991	$28,058	$21,837	$110,447	$88,805
Interest on securities	549	609	713	918	870	2,789	3,716
Interest on deposits in banks	96	89	82	533	663	800	2,447
Total interest income	28,746	27,995	27,786	29,509	23,370	114,036	94,968
Interest expense
Interest on deposits	1,029	1,161	1,445	1,825	1,312	5,460	5,392
Interest on borrowings	-	-	2	2	1	4	123
Total interest expense	1,029	1,161	1,447	1,827	1,313	5,464	5,515
Net interest income	27,717	26,834	26,339	27,682	22,057	108,572	89,453
Provision for loan losses	634	4,703	3,831	3,500	91	12,668	3,571
Net interest income after provision	27,083	22,131	22,508	24,182	21,966	95,904	85,882
Noninterest income	7,733	7,638	6,913	7,549	9,314	29,833	33,677
Noninterest expense	19,877	19,171	18,913	21,664	18,883	79,625	69,763
Income before income taxes	14,939	10,598	10,508	10,067	12,397	46,112	49,796
Income tax expense	3,389	2,332	2,270	2,195	2,833	10,186	10,994
Net income	$11,550	$8,266	$8,238	$7,872	$9,564	$35,926	$38,802

Earnings per common share
Basic	$0.65	$0.47	$0.47	$0.44	$0.61	$2.02	$2.47
Diluted	0.65	0.47	0.46	0.44	0.61	2.02	2.46
Cash dividends per common share
Regular	0.25	0.25	0.25	0.25	0.25	1.00	0.96
Weighted average shares outstanding
Basic	17,717,356	17,710,283	17,701,853	17,998,994	15,611,093	17,781,748	15,690,812
Diluted	17,751,805	17,732,428	17,728,300	18,050,071	15,670,047	17,815,380	15,756,093
Performance ratios
Return on average assets	1.54%	1.11%	1.15%	1.16%	1.71%	1.24%	1.75%
Return on average common equity	10.82%	7.83%	7.97%	7.49%	11.08%	8.54%	11.54%
Return on average tangible common equity(1)	15.96%	11.62%	11.91%	11.12%	15.33%	12.68%	16.09%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2020	2020	2020	2020	2019	2020	2019
Noninterest income
Wealth management	$810	$909	$854	$844	$842	$3,417	$3,423
Service charges on deposits	3,478	3,250	2,560	3,731	3,702	13,019	14,594
Other service charges and fees	2,737	2,748	2,617	2,231	2,096	10,333	8,281
Net gain (loss) on sale of securities	-	-	-	385	-	385	(43)
Net FDIC indemnification asset amortization	(338)	(383)	(483)	(486)	(590)	(1,690)	(2,377)
Other income	-	-	-	-	2,395	-	6,995
Other operating income	1,046	1,114	1,365	844	869	4,369	2,804
Total noninterest income	$7,733	$7,638	$6,913	$7,549	$9,314	$29,833	$33,677
Noninterest expense
Salaries and employee benefits	$11,119	$10,485	$11,015	$11,386	$9,495	$44,005	$37,148
Occupancy expense	1,225	1,228	1,275	1,315	1,057	5,043	4,334
Furniture and equipment expense	1,446	1,412	1,316	1,384	1,179	5,558	4,457
Service fees	1,232	1,581	1,329	1,523	721	5,665	4,448
Advertising and public relations	534	430	475	512	478	1,951	2,310
Professional fees	276	408	307	233	408	1,224	1,698
Amortization of intangibles	364	365	360	361	251	1,450	997
FDIC premiums and assessments	202	191	33	-	-	426	318
Merger, acquisition, and divestiture expense	-	-	-	1,893	1,532	1,893	2,124
Other operating expense	3,479	3,071	2,803	3,057	3,762	12,410	11,929
Total noninterest expense	$19,877	$19,171	$18,913	$21,664	$18,883	$79,625	$69,763

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2020	2020	2020	2020	2019	2020	2019
(Amounts in thousands, except per share data)
Net income	$11,550	$8,266	$8,238	$7,872	$9,564	$35,926	$38,802
Adjustments:
Net (gain) loss on sale of securities	-	-	-	(385)	-	(385)	43
Merger, acquisition, and divestiture expense	-	-	-	1,893	1,532	1,893	2,124
Other items(1)	-	-	-	-	(2,395)	-	(6,995)
Total adjustments	-	-	-	1,508	(863)	1,508	(4,828)
Tax effect	-	-	-	354	(331)	354	(1,343)
Adjusted earnings, non-GAAP	$11,550	$8,266	$8,238	$9,026	$9,032	$37,080	$35,317

Adjusted diluted earnings per common share, non-GAAP	$0.65	$0.47	$0.46	$0.50	$0.58	$2.08	$2.24
Performance ratios, non-GAAP
Adjusted return on average assets	1.54%	1.11%	1.15%	1.33%	1.61%	1.28%	1.59%
Adjusted return on average common equity	10.82%	7.83%	7.97%	8.59%	10.46%	8.81%	10.51%
Adjusted return on average tangible common equity(2)	15.96%	11.62%	11.91%	12.75%	14.48%	13.08%	14.65%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,188,069	$28,143	5.12%	$1,697,133	$21,876	5.11%
Securities available for sale	87,592	640	2.91%	116,950	1,020	3.46%
Interest-bearing deposits	375,088	99	0.11%	159,904	663	1.64%
Total earning assets	2,650,749	28,882	4.33%	1,973,987	23,559	4.73%
Other assets	337,906			249,300
Total assets	$2,988,655			$2,223,287

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$594,222	$50	0.03%	$463,235	$88	0.08%
Savings deposits	739,312	112	0.06%	509,540	234	0.18%
Time deposits	428,849	867	0.80%	393,424	989	1.00%
Total interest-bearing deposits	1,762,383	1,029	0.23%	1,366,199	1,311	0.38%
Borrowings
Retail repurchase agreements	925	1	0.14%	1,515	-	0.00%
FHLB advances and other borrowings	-	-	-	-	-	-
Total borrowings	925	1	0.14%	1,515	-	0.00%
Total interest-bearing liabilities	1,763,308	1,030	0.23%	1,367,714	1,311	0.38%
Noninterest-bearing demand deposits	763,412			480,096
Other liabilities	37,305			32,957
Total liabilities	2,564,025			1,880,767
Stockholders' equity	424,630			342,520
Total liabilities and stockholders' equity	$2,988,655			$2,223,287
Net interest income, FTE(1)		$27,852			$22,248
Net interest rate spread			4.10%			4.36%
Net interest margin, FTE(1)			4.18%			4.47%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $4.24 million and $511 thousand for the three months ended December 31, 2020 and 2019, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Twelve Months Ended December 31,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,142,637	$110,619	5.16%	$1,722,419	$88,990	5.17%
Securities available for sale	105,005	3,259	3.10%	126,732	4,334	3.42%
Securities held to maturity	-	-	-	3,045	45	1.48%
Interest-bearing deposits	296,495	805	0.27%	116,119	2,447	2.10%
Total earning assets	2,544,137	114,683	4.51%	1,968,315	95,816	4.87%
Other assets	348,150			248,926
Total assets	$2,892,287			$2,217,241

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$556,279	$311	0.06%	$453,824	$281	0.06%
Savings deposits	711,831	902	0.13%	504,081	823	0.16%
Time deposits	456,755	4,247	0.93%	418,450	4,288	1.02%
Total interest-bearing deposits	1,724,865	5,460	0.32%	1,376,355	5,392	0.39%
Borrowings
Retail repurchase agreements	1,145	3	0.28%	2,471	4	0.14%
Wholesale repurchase agreements	-	-	-	3,767	119	3.17%
FHLB advances and other borrowings	36	1	2.23%	-	-	-
Total borrowings	1,181	4	0.34%	6,238	123	1.96%
Total interest-bearing liabilities	1,726,046	5,464	0.32%	1,382,593	5,515	0.40%
Noninterest-bearing demand deposits	707,623			468,774
Other liabilities	37,826			29,736
Total liabilities	2,471,495			1,881,103
Stockholders' equity	420,792			336,138
Total liabilities and stockholders' equity	$2,892,287			$2,217,241
Net interest income, FTE(1)		$109,219			$90,301
Net interest rate spread			4.19%			4.47%
Net interest margin, FTE(1)			4.29%			4.59%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $9.46 million and $3.23 million for the twelve months ended December 31, 2020 and 2019, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2020	2020	2020	2020	2019
Assets
Cash and cash equivalents	$456,561	$375,664	$421,492	$241,613	$217,009
Debt securities available for sale	83,358	90,972	98,367	107,753	169,574
Loans held for sale	-	-	-	-	263
Loans held for investment, net of unearned income
Noncovered	2,176,952	2,184,251	2,125,560	2,084,610	2,101,599
Covered	9,680	10,744	11,257	12,115	12,861
Allowance for loan losses	(26,182)	(27,277)	(23,758)	(21,137)	(18,425)
Loans held for investment, net	2,160,450	2,167,718	2,113,059	2,075,588	2,096,035
FDIC indemnification asset	1,223	1,598	1,943	2,433	2,883
Premises and equipment, net	57,700	60,488	62,658	63,319	62,824
Other real estate owned, noncovered	2,083	2,103	2,181	2,502	3,969
Interest receivable	9,052	9,151	8,380	6,117	6,677
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	7,069	7,433	7,798	8,159	8,519
Other assets	104,075	103,236	103,623	101,912	101,529
Total assets	$3,011,136	$2,947,928	$2,949,066	$2,738,961	$2,798,847

Liabilities
Deposits
Noninterest-bearing	$772,795	$750,277	$752,899	$620,292	$627,868
Interest-bearing	1,773,452	1,741,962	1,744,947	1,668,122	1,702,044
Total deposits	2,546,247	2,492,239	2,497,846	2,288,414	2,329,912
Securities sold under agreements to repurchase	964	956	1,100	1,348	1,601
FHLB and other borrowings	-	-	-	1,000	-
Interest, taxes, and other liabilities	37,195	34,816	34,290	36,593	38,515
Total liabilities	2,584,406	2,528,011	2,533,236	2,327,355	2,370,028

Stockholders' equity
Common stock	17,723	17,717	17,710	17,700	18,377
Additional paid-in capital	173,345	172,980	172,601	172,231	192,413
Retained earnings	237,585	230,464	226,627	222,814	219,535
Accumulated other comprehensive loss	(1,923)	(1,244)	(1,108)	(1,139)	(1,506)
Total stockholders' equity	426,730	419,917	415,830	411,606	428,819
Total liabilities and stockholders' equity	$3,011,136	$2,947,928	$2,949,066	$2,738,961	$2,798,847

Shares outstanding at period-end	17,722,507	17,716,522	17,709,569	17,700,140	18,376,991
Book value per common share	$24.08	$23.70	$23.48	$23.25	$23.33
Tangible book value per common share(1)	16.37	15.97	15.72	15.47	15.82

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March31,	December 31,
(Amounts in thousands)	2020	2020	2020	2020	2019
Allowance for Loan Losses
Beginning balance	$27,277	$23,758	$21,137	$18,425	$18,493
Provision for loan losses charged to operations	634	4,703	3,831	3,500	91
Charge-offs	(2,194)	(1,563)	(1,672)	(1,194)	(1,353)
Recoveries	465	379	462	406	1,194
Net charge-offs	(1,729)	(1,184)	(1,210)	(788)	(159)
Ending balance	$26,182	$27,277	$23,758	$21,137	$18,425

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$21,706	$24,423	$24,471	$20,263	$16,113
Accruing loans past due 90 days or more	295	43	284	329	144
Troubled debt restructurings ("TDRs")(1)	187	456	598	623	720
Total non-covered nonperforming loans	22,188	24,922	25,353	21,215	16,977
OREO	2,083	2,103	2,181	2,502	3,969
Total non-covered nonperforming assets	$24,271	$27,025	$27,534	$23,717	$20,946

Covered nonperforming assets
Nonaccrual loans	$297	$333	$299	$145	$244
Total covered nonperforming loans	297	333	299	145	244
OREO	-	-	-	-	-
Total covered nonperforming assets	$297	$333	$299	$145	$244

Additional Information
Performing TDRs(2)	$10,061	$10,480	$10,822	$8,429	$5,855
Total Accruing TDRs(3)	10,248	10,936	11,420	9,052	6,575

Non-covered ratios
Nonperforming loans to total loans	1.02%	1.14%	1.19%	1.02%	0.81%
Nonperforming assets to total assets	0.81%	0.92%	0.94%	0.87%	0.75%
Non-PCI allowance to nonperforming loans	118.00%	109.45%	93.71%	99.63%	108.53%
Non-PCI allowance to total loans	1.20%	1.25%	1.12%	1.01%	0.88%
Annualized net charge-offs to average loans	0.26%	0.22%	0.23%	0.15%	0.04%

Total ratios
Nonperforming loans to total loans	1.03%	1.15%	1.20%	1.02%	0.81%
Nonperforming assets to total assets	0.82%	0.93%	0.94%	0.87%	0.76%
Allowance for loan losses to nonperforming loans	116.44%	108.01%	92.62%	98.96%	106.99%
Allowance for loan losses to total loans	1.20%	1.24%	1.11%	1.01%	0.87%
Annualized net charge-offs to average loans	0.26%	0.22%	0.23%	0.15%	0.04%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs